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Exhibit 99.2

November 12, 2003

Dear Shareholder:

        As you know, SPS Technologies, Inc. ("SPS"), Precision Castparts Corp. ("PCC") and Star Acquisition, LLC ("Star Acquisition") have entered into an Agreement and Plan of Merger, dated as of August 16, 2003, which provides for the merger of SPS with and into Star Acquisition, with Star Acquisition continuing as the surviving entity. As outlined in the SPS proxy statement/prospectus dated October 16, 2003, the terms of the merger agreement allow you to elect, subject to the pro-ration provisions, either cash, PCC common stock, or a combination of the two in exchange for your shares of SPS common stock. All the documents necessary to complete your election are included in this package. Please review the following documents carefully:

  1.
  An Election Form/Letter of Transmittal, which enables you to make your election;

  2.
  An Instruction Booklet, which describes your options and provides information and instructions on how to make your election;

  3.
  The Substitute Form W-9 Guidelines;

  4.
  A Notice of Guaranteed Delivery, if needed; and

  5.
  A Return Envelope for mailing items to The Bank of New York, exchange agent.

        You should also carefully read the proxy statement/prospectus mailed to SPS shareholders under separate cover. You can obtain a copy of the proxy statement/prospectus by following the directions set forth below.

        To make your election, please complete the Election Form/Letter of Transmittal, attach your SPS stock certificate(s) (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of the Instruction Booklet) and mail these items to the exchange agent, The Bank of New York. The Election Form/Letter of Transmittal and your stock certificate(s) (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of the Instruction Booklet) must be received by The Bank of New York no later than 5:00 p.m., Eastern Time, on December 2, 2003 in order for your election to be effective. Please take into account the possibility that delivery of your Election Form/Letter of Transmittal and stock certificate(s) may be delayed by the Thanksgiving holiday. Questions concerning the Election Form/Letter of Transmittal or the Instruction Booklet should be directed to The Bank of New York, exchange agent, at (800) 507-9357.

        Please read the enclosed materials and complete and return your Election Form/Letter of Transmittal and your SPS stock certificate(s) promptly to ensure that your election is properly received and recorded.

Sincerely,

John S. Thompson Chief Executive Officer and President

        This communication is not a solicitation of a proxy from any shareholder of SPS. PCC has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 of which the October 16, 2003 proxy statement/prospectus that was mailed to SPS shareholders is a part. PCC and SPS may file other relevant documents concerning the merger. We urge SPS shareholders to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC, because they will contain important information. Investors may obtain the documents free of charge at the SEC's website, www.sec.gov. Documents filed with the SEC by PCC are available free of charge on PCC's website at www.precast.com under the Investor Information section, or by contacting PCC's Director of Communications at (503) 417-4850. Documents filed with the SEC by SPS are available free of charge on SPS's website at www.spstech.com under the Investor Relations section, or by contacting SPS Investor Relations at (215) 517-2001.

ELECTION FORM/LETTER OF TRANSMITTAL

PLEASE SEE THE "INSTRUCTION BOOKLET"
FOR INFORMATION AND INSTRUCTIONS ABOUT
THIS FORM

Return this form and your
SPS Technologies, Inc. stock certificates
to The Bank of New York as follows:

To make a valid election, this form and
your stock certificates (or a Notice of
Guaranteed Delivery as described below)
must be received by 5:00 P.M., Eastern
Time, on December 2, 2003, by The
Bank of New York

By Mail: The Bank of New York SPS Technologies Exchange P.O. Box 859208 Braintree, MA 02185-9208	Do you need assistance? Call The Bank of New York 1-800-507-9357	By Hand: The Bank of New York Reorganization Services 101 Barclay Street Receive & Deliver Window, 1-E New York, NY 10286
By Overnight Courier: The Bank of New York SPS Technologies Exchange 161 Bay Street Road Braintree, MA 02184

1. About You and Your Shares—Indicate Address Changes as Necessary Below

If you hold any shares in Direct Registration System (DRS) book-entry form, indicate this by checking this ☐.

2. Election Options and Required Signatures—Complete A, B and C • All SPS certificates MUST accompany this form (except as set forth in Sections 2 and 5 of the Instructions) •

A) Options—Choose ONE

☐ 1. Exchange all SPS shares for cash (the "All Cash Election")	☐ 2. Exchange all SPS shares for PCC common stock (the "All Stock Election")	☐ 3. Exchange SPS shares for cash and the remainder for PCC common stock (the "Mixed Election")

B) Required Signatures—All SPS shareholders must sign below. The shareholder whose Social Security Number is printed above must sign the W-9 in item C) below.

X

 Signature of Shareholder Date

X

 Signature of Shareholder Date
(if joint account)

(        )          -

Area Code and Daytime Phone

The signatory above applies for registration in the share register of Precision Castparts Corp. ("PCC") as the owner of such number of registered shares resulting from the exchange of SPS shares and declares that such signatory has acquired the registered PCC common stock, if any, in such signatory's own name and for such signatory's own account.

(Continued on the reverse side)

C) W-9 Certification/Substitute Form W-9 Department of the Treasury Request for Taxpayer Identification Number and Certification	Part 1— PLEASE PROVIDE YOUR U.S. TAXPAYER IDENTIFICATION NUMBER ("TIN") BELOW Taxpayer Identification Number, Social Security Number or Employer Identification Number

Part 2—Check this ☐ if you are exempt from backup withholding.

Part 3—By signing below, you are certifying that you have not been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding as a result of a failure to report all interest and dividends or that the IRS has notified you that you are no longer subject to backup withholding. You must cross out this Part 3 if this certification does not apply to you.

Part 4—Check this ☐ if you are awaiting a TIN.

CERTIFICATION—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

3. Special Transfer or Payment Instructions

The check and/or PCC common stock certificates from the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required. The Substitute W-9 to the left must be completed by the new account holder.

Name

Address

City-State-Zip Code

X

 Authorized Signature(s)

MEDALLION STAMP

4. Special Delivery Instructions

The PCC common stock certificates and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

Name

Address

City-State-Zip Code

5. Notice of Guaranteed Delivery

Name of Firm

Authorized Signature

Title

Address

City-State-ZIP Code

Area Code and Telephone
Number(s):

Date:

PRECISION CASTPARTS CORP.
SPS TECHNOLOGIES, INC.

INSTRUCTION BOOKLET

        This Instruction Booklet provides answers to frequently asked questions, briefly describes your options and provides information and instructions on how to make your election. We urge you to read the instructions carefully and review the Frequently Asked Questions, as well as the proxy statement/ prospectus dated October 16, 2003 referred to below. After reviewing these materials, complete the Election Form/Letter of Transmittal and send it in the enclosed return envelope along with your stock certificate(s) to our exchange agent, The Bank of New York. If you have additional questions after reading this material, you should contact The Bank of New York at (800) 507-9357 (toll free).

        The deadline for receipt of your Election Form/Letter of Transmittal and stock certificate(s) is 5:00 p.m., Eastern Time, on December 2, 2003 (the "Election Deadline"). Please take into account the possibility that delivery of your Election Form/Letter of Transmittal and stock certificate(s) may be delayed by the Thanksgiving holiday. We will publicly announce the mix of elections received to date as of the fifth business day preceding the Election Deadline, or November 24, 2003.

FREQUENTLY ASKED QUESTIONS

1.
Why have I been sent an Election Form/Letter of Transmittal?

SPS Technologies, Inc. ("SPS"), Precision Castparts Corp. ("PCC") and Star Acquisition, LLC, a wholly-owned subsidiary of PCC ("Star Acquisition"), have entered into an Agreement and Plan of Merger, dated as of August 16, 2003. Pursuant to this merger agreement, if the merger agreement is approved by SPS's shareholders and the other conditions to completion of the merger are satisfied, SPS will merge with and into Star Acquisition, with Star Acquisition continuing as the surviving entity. A copy of the merger agreement is attached as Annex A to the proxy statement/prospectus dated October 16, 2003 that was previously mailed to SPS shareholders. You may obtain a copy of the proxy statement/prospectus free of charge at the Securities and Exchange Commission ("SEC") website, www.sec.gov or by contacting SPS Investor Relations at (215) 517-2001 or PCC's Director of Communications at (503) 417-4850.

As a result of the merger, you, as an SPS shareholder, have the right to elect to receive cash, PCC common stock, or a combination of the two in exchange for your shares of SPS common stock. However, your ability to receive cash or PCC common stock may be limited as more fully described in the answers to Questions 9 and 10 below.

The Election Deadline is five business days before the merger's expected closing date. Because the exchange ratio (that is, the number of shares of PCC common stock that you could elect to receive for each share of your SPS common stock) is fixed, you will not know the exact value of the stock consideration to be received when you make your election. You will therefore bear the risk that the actual value of the stock consideration to be received by SPS shareholders in the merger will be higher or lower than it would be if it were calculated on the date you make your election.

2.
What is the purpose of the Election Form/Letter of Transmittal?

The enclosed Election Form/Letter of Transmittal does two things. First, it allows you to make your election as to the form of payment for your shares of SPS common stock. Second, it provides you with instructions on how to surrender your stock certificates in order to receive your payment.

3.
What do I do with the Election Form/Letter of Transmittal?

The Election Form/Letter of Transmittal is divided into five sections, with corresponding instructions for completing each section beginning on page 8 of this Instruction Booklet.

Complete, sign and date the Election Form/Letter of Transmittal and mail it to the exchange agent, The Bank of New York, in the enclosed return envelope along with the certificate(s)

  representing your shares of SPS common stock. By signing the Election Form/Letter of Transmittal, you agree to surrender your stock certificate(s) in exchange for cash, PCC common stock or a mixture of cash and PCC common stock. You also confirm that the tax identification number that has been provided on the Election Form/Letter of Transmittal is correct and that you have complied with all the requirements stated in the instructions. Please note that, if your SPS shares are held in a joint account, signatures of both owners are required.

Consistent with the terms of the merger agreement, the Election Form/Letter of Transmittal authorizes The Bank of New York, as the exchange agent, to take all actions necessary to accomplish the delivery of the PCC stock certificates representing PCC common stock and/or cash in exchange for your SPS shares.

You must return your stock certificate(s) representing your shares of SPS common stock along with the Election Form/Letter of Transmittal in the enclosed return envelope. Do not sign the back of the stock certificate(s).

4.
What if I fail to make a timely election?

If you do not make a timely election, each SPS share that you own at the effective time of the merger will be converted into the right to receive 50% of the merger consideration in shares of PCC common stock, or 0.68 of a share of PCC common stock, and 50% of the merger consideration in cash, or $21.50. This mix of consideration is subject to pro-ration and subsequent adjustments if PCC elects to increase the exchange ratio as described in the answer to Question 9 below.

In addition, failure to send in the Election Form/Letter of Transmittal and related documents could delay your actual receipt of the merger consideration. Promptly following the effective time of the merger, The Bank of New York will mail a letter of transmittal to any shareholder of record as of the effective time of the merger who has not returned an Election Form/Letter of Transmittal by the Election Deadline. A shareholder who has not completed and returned the Election Form/Letter of Transmittal by the Election Deadline should complete and return the letter of transmittal received after the effective time, together with his or her stock certificates, in order to receive the merger consideration.

PCC has the discretion, which it may delegate to the exchange agent, to determine whether any Election Form/Letter of Transmittal has been properly completed, signed and timely submitted, or to disregard defects in any Election Form/Letter of Transmittal. Any decision by PCC or the exchange agent regarding these matters will be final and binding in all respects. Neither PCC nor the exchange agent is under any obligation to notify any person of any defect in any Election Form/Letter of Transmittal.

5.
What happens if I miss the election deadline?

Missing the election deadline is the same as failing to make an election. Accordingly, the result is the same as described in the answer to Question 4 above and the form of merger consideration that you will receive will be determined in accordance with the terms of the merger agreement.

6.
When can I expect to receive my new stock certificates and/or cash?

If the merger is approved by SPS's shareholders and the merger is subsequently completed, you will receive your new stock certificates and/or cash within 5 to 7 business days after the effective time of the merger, which is anticipated to be December 9, 2003.

In the event that the merger agreement is terminated pursuant to its terms, the exchange agent will promptly return certificates representing SPS common stock previously submitted with Election Forms/Letters of Transmittal. In such event, certificates representing SPS common stock held directly by registered holders will be returned by registered mail (with attendant delay). Return other than by registered mail will only be made at the expense, written direction and risk of holders of SPS common stock, by means of a pre-paid, pre-addressed return courier envelope sent to the exchange agent.

7.
Do I have to send in my SPS stock certificate(s)?

Yes, whether you make the cash election, the stock election, the mixed election or indicate that you make no election, you must return your SPS stock certificate(s) with your completed Election Form/Letter of Transmittal, unless you have completed a Notice of Guaranteed Delivery (see Section 5 of the Instruction Booklet).

8.
What if I cannot locate my stock certificate(s)?

If you cannot locate your stock certificate(s) or if your stock certificates have been stolen or destroyed, you should contact SPS's transfer agent, Mellon Investor Services, Attention: Lost Securities Dept., 85 Challenger Road, Ridgefield Park, NJ 07660, or at (800) 756-3353 (toll free), immediately for instructions on how to replace your lost, stolen or destroyed certificate(s). If your replacement certificate(s) are not received by the exchange agent, The Bank of New York, before the election deadline, you will be treated as if you did not make an election (see Question 4 above).

9.
What will I receive in the merger?

In exchange for your shares of SPS common stock, you have the right to elect to receive cash, PCC common stock or a combination of cash for some of your SPS shares and PCC common stock for the remainder of your SPS shares.

PCC will not issue any fractional shares of PCC common stock in the merger. Accordingly, if you have the right to receive a fraction of a share of PCC common stock, you will receive instead a cash payment in an amount equal to the product of the fractional share of PCC common stock and the last sale price of PCC common stock as reported by the New York Stock Exchange not later than 3:00 p.m., Eastern Time, on the closing date of the merger.

Under the terms of the merger agreement, you have the following options:

•
The "ALL CASH ELECTION." A shareholder who makes the all cash election will receive $43.00 in cash for each share of SPS common stock owned, subject to the pro-ration procedures described below.

•
The "ALL STOCK ELECTION." A shareholder who makes the all stock election will receive 1.36 shares of PCC common stock for each share of SPS common stock owned, subject to the adjustments and pro-ration procedures described below, plus cash in lieu of any fractional share.

•
The "MIXED ELECTION." A shareholder who makes the mixed election will receive (i) cash, at the rate of $43.00 per share, for a number of shares of SPS common stock specified by such shareholder, and (ii) 1.36 shares of PCC common stock per share, for the remainder of such shareholder's aggregate number of shares of SPS common stock, subject to the adjustments and pro-ration procedures described below, plus cash in lieu of any fractional share.

Non-Elections.    Shareholders who fail or choose not to make an election as to whether they wish to receive all cash, all PCC common stock, or a mixture of cash and stock, and shareholders who do not make a valid election, will be deemed to have made a "non-election." Shareholders who are deemed to have made a non-election will receive for each share of SPS common stock owned (i) $21.50 in cash and (ii) 0.68 of a share of PCC common stock, subject to the adjustments and pro-ration procedures described below, plus cash in lieu of any fractional share.

Pro-ration Procedures.    Pursuant to the terms of the merger agreement, 50% of the total number of shares of SPS common stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive PCC common stock and the remaining 50% will be converted into the right to receive cash. Therefore, all elections and non-elections are subject to pro-ration to preserve these limitations, as more fully described in the proxy statement/prospectus under the caption "The Merger Agreement—Merger Consideration". You may obtain a copy of the proxy statement/prospectus free of charge at the SEC website, www.sec.gov or by contacting SPS Investor Relations at (215) 517-2001 or PCC's Director of Communications at (503) 417-4850.

As a result, you may receive a different mixture of cash and PCC common stock than that specified in your election.

Further Adjustments.    The merger consideration will be adjusted to reflect appropriately any reclassification, subdivision, recapitalization, stock split (including reverse stock split) or stock dividend with respect to PCC common stock or SPS common stock occurring before the completion of the merger.

Discretionary Adjustment by PCC to Help Ensure Tax-Free Treatment.    If the aggregate value of the shares of PCC common stock issuable in the merger is not at least 40% of the aggregate value of the total merger consideration, which is the value below which the transaction may not qualify as a tax-free reorganization, PCC may elect to increase the aggregate stock portion of the merger consideration to this level. If PCC makes this election, the number of shares of PCC common stock into which each share of SPS common stock is convertible will be appropriately increased through an increase in the exchange ratio (without any recalculation of the pro-ration mechanisms described above). The cash portion of the total merger consideration will not be adjusted, other than cash payable in lieu of fractional shares of PCC common stock.

SPS shares held as treasury stock by SPS or by PCC or its subsidiaries will not be counted as outstanding for purposes of calculating the merger consideration to be paid by PCC.

10.
Will I necessarily receive the form of consideration I elect to receive?

No. 50% of the total number of shares of SPS common stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive PCC common stock and the remaining 50% will be converted into the right to receive cash. Accordingly, there is no assurance that you will receive the form of consideration that you elect with respect to all shares of SPS common stock you hold, and your ability to receive the form of consideration that you elect will depend on the elections made by other SPS shareholders. If the elections result in an over-subscription of the pool of cash or PCC common stock, PCC will cause the exchange agent to allocate the consideration paid to SPS shareholders between cash and PCC common stock following the pro-ration procedures that are described above.

11.
Will I have to pay taxes on the proceeds when my shares are exchanged?

In general, if you exchange all of your shares of SPS common stock for shares of PCC common stock, you will not recognize either gain or loss for U.S. federal income tax purposes. If you exchange some or all of your shares of SPS common stock for cash, you generally will recognize gain, but not loss, for U.S. federal income tax purposes in an amount equal to the lesser of (i) the amount of cash you receive in the merger, or (ii) the amount, if any, by which the sum of the fair market value, as of the effective time of the merger, of any shares of PCC common stock that you receive, and the amount of cash you receive in the merger, exceeds your adjusted tax basis in your shares of SPS common stock.

Any cash you receive in lieu of a fractional share of PCC common stock will be treated separately for U.S. federal income tax purposes.

The discussion of U.S. federal income taxes is included in this Instruction Booklet for general information only. Each SPS shareholder should refer to the tax discussion in the proxy statement/prospectus under the caption "The Merger—Material U.S. Federal Income Tax Consequences" and consult with his, her or its own tax advisor regarding the specific tax consequences to the shareholder resulting from the receipt of the merger consideration, including the application and effect of state and local income and other tax laws. You may obtain a copy of the proxy statement/ prospectus free of charge at the SEC website, www.sec.gov or by contacting SPS Investor Relations at (215) 517-2001 or PCC's Director of Communications at (503) 417-4850.

12.
How and where should I send my signed documents and stock certificate(s)?

A return envelope addressed to the exchange agent, The Bank of New York, is enclosed with this package. Please use this envelope to return your Election Form/Letter of Transmittal, your SPS stock certificate(s), if applicable, and any additional documentation that may be required to make your election complete. If you do not have the envelope, please mail all the requested documentation to: The Bank of New York, SPS Technologies Exchange, P.O. Box 859208, Braintree, MA 02185-9208. If you are mailing stock certificate(s), we recommend that you use Registered Mail, properly insured, with return receipt requested. Please do not sign your stock certificate(s) or return any of these documents to PCC or SPS.

Until your SPS stock certificate(s) are actually delivered to the exchange agent, delivery is not effected, you hold title to the certificate(s) and you bear the risk of loss.

13.
Are there any fees associated with the exchange of my SPS shares?

There are no fees associated with the exchange of your shares of SPS common stock. You may incur fees if you need to replace missing stock certificate(s).

14.
How do I change my address on the Election Form/Letter of Transmittal?

You should cross out any incorrect address information that is printed on the Election Form/Letter of Transmittal in Section 1. Clearly print your correct address in the place beside the printed information. If you would like to receive your payment at a different address from that in Section 1, you must complete the requested information in Section 4 of the Election Form/Letter of Transmittal.

15.
What do I do if:

•
I want to change the name on my account?

•
I want to have my check made payable to someone else?

•
The owner or co-owner of the shares is deceased?

Please complete Section 3 of the Election Form/Letter of Transmittal in order to transfer the PCC common stock or cash to someone else. You will be responsible for any taxes arising from any of those changes. For more information, refer to the instructions below for completing Section 3.

16.
What do I do if I hold any of my shares of SPS common stock with a broker, bank or other nominee?

You should contact promptly your broker, bank or other nominee and follow their instructions as to the procedure for exchanging your shares of SPS common stock.

17.
What do I do if my shares of SPS common stock are held in DRS book-entry form?

DRS stands for "Direct Registration System" and is a book entry, statement-based method evidencing share ownership. If any of your shares of SPS common stock are held in DRS book-entry form, indicate this in Section 1 of the Election Form/Letter of Transmittal. If you elect to receive shares of PCC common stock and the merger is subsequently completed, you will receive your shares of PCC common stock in certificated form.

18.
What if I hold shares of SPS common stock in more than one account?

If you hold shares of SPS common stock in more than one account, you will receive a separate Election Form/Letter of Transmittal for each account in which you hold shares of SPS common stock. You must complete, sign and date each separate Election Form/Letter of Transmittal and mail them separately to the exchange agent in the enclosed return envelope along with your stock certificate(s) representing shares of SPS common stock held in each of your respective accounts. Likewise, if you hold shares of SPS common stock in more than one account with more than one brokerage, bank or other nominee, you should contact promptly each of them and follow their instructions as to the procedure for exchanging your shares of SPS common stock.

19.
What happens if I hold shares of SPS common stock as a nominee, trustee or other representative?

If you hold shares of SPS common stock as a nominee, trustee or in another representative or fiduciary capacity, you may submit one or more Election Form(s)/Letter(s) of Transmittal covering the aggregate number of shares of SPS common stock held by you for the beneficial owners of such securities. However, you must certify that any Election Form/Letter of Transmittal submitted covers all shares of SPS common stock held by you for any single beneficial owner. You may submit only one Election Form/Letter of Transmittal for each separate account that you own or maintain. You may be required to provide the exchange agent with additional documents and certifications in order to satisfy the exchange agent that you hold such securities for a particular beneficial owner.

20.
Can I change or revoke my election?

Yes. You can change or revoke your election by giving written notice to the exchange agent at The Bank of New York, SPS Technologies Exchange, P.O. Box 859208, Braintree, MA 02185-9208, prior to 5:00 p.m., Eastern Time, on December 2, 2003, the Election Deadline. After this date, you may not change or revoke any election you have made with respect to the consideration you wish to receive in the merger.

If you change or revoke your election, the exchange agent will return your SPS stock certificates to you. However, if you changed your election and you wish to resubmit it, you must return a properly completed and executed Election Form/Letter of Transmittal with your stock certificates (or a properly completed and executed Notice of Guaranteed Delivery) by the Election Deadline. If you fail to return a properly completed and executed Election Form/Letter of Transmittal with your stock certificates (or a properly completed and executed Notice of Guaranteed Delivery) by the Election Deadline, the consideration that you receive from the merger will be determined in accordance with the terms of the merger agreement as if you failed to make an election. See Question 4 above.

21.
How will I know if SPS's shareholders have approved the merger?

SPS will issue a press release after the special shareholders' meeting on December 2, 2003, announcing the outcome of the shareholder vote. SPS encourages you to check its website at www.spstech.com or your local paper after the meeting.

22.
How will I know if the merger has been completed?

PCC and SPS will issue a joint press release announcing the completion of the merger if and when it is completed.

23.
Who do I call if I have additional questions?

You may contact The Bank of New York at (800) 507-9357 (toll free). The enclosed Election Form/Letter of Transmittal, which must be accompanied by stock certificates or a Notice of Guaranteed Delivery, should be returned to The Bank of New York in the enclosed return envelope. The address to which you should send your Election Form/Letter of Transmittal will depend on the method of delivery that you choose. The available options and relevant addresses for The Bank of New York are listed on the last page of this Instruction Booklet. Please take into account the possibility that delivery of your Election Form/Letter of Transmittal and stock certificate(s) may be delayed by the Thanksgiving holiday.

INSTRUCTIONS FOR COMPLETING
THE ELECTION FORM/LETTER OF TRANSMITTAL

        These instructions are for the accompanying Election Form/Letter of Transmittal for the registered shareholders of SPS Technologies, Inc. All elections are subject to the merger agreement that was furnished to SPS shareholders as part of the proxy statement/prospectus dated October 16, 2003.

        We cannot guarantee that you will receive the form of payment that you elect. We do intend to honor effective elections to the maximum extent possible. It is very important that you complete, sign and return the Election Form/Letter of Transmittal before 5:00 p.m., Eastern Time, on December 2, 2003 (the "Election Deadline"). Please use the enclosed return envelope, addressed to The Bank of New York, to return the Election Form/Letter of Transmittal, together with all of your SPS stock certificates. All stock certificates must be submitted with the Election Form/Letter of Transmittal no matter what election you make (unless you have properly completed and executed a Notice of Guaranteed Delivery). If some of your shares are held by a broker, bank or other nominee, please consult with your broker, bank or other nominee on what to do with those shares.

SECTION 1. ABOUT YOU AND YOUR SHARES

  Section 1 of the Election Form/Letter of Transmittal shows your registration and address of record and the number of shares owned by you as reflected in the records of SPS at the time of mailing of these instructions. If you hold any shares in Direct Registration System (DRS) book-entry form, indicate this on the Election Form/Letter of Transmittal.

  If your SPS stock certificate(s) is lost or has been stolen or destroyed, please contact SPS's transfer agent, Mellon Investor Services, Attention: Lost Securities Dept., 85 Challenger Road, Ridgefield Park, NJ 07660, or at (800) 756-3353 (toll free), immediately for instructions on how to replace your SPS stock certificate(s).

  Cross out any incorrect address information that is printed in this area on the Election Form/Letter of Transmittal. Clearly print your correct address in the space beside the printed information.

SECTION 2. ELECTION OPTIONS AND REQUIRED SIGNATURES

  The terms of the merger agreement allow you to choose the form of consideration you wish to receive in exchange for your shares of SPS common stock. For more information, please refer to the SPS proxy statement/prospectus dated October 16, 2003. Regardless of the election option you choose, your stock certificates or a Notice of Guaranteed Delivery must be returned with the Election Form/Letter of Transmittal for your election to be valid. If you do not hold shares in certificated form, you are still required to complete and return this Election Form/Letter of Transmittal.

  Any disputes regarding your election or the elections made by other SPS shareholders will be resolved by PCC or, if authorized by PCC, the exchange agent, and its decision will be final for all parties concerned. PCC or, if authorized by PCC, the exchange agent, has the absolute right to reject any and all Election Forms/Letters of Transmittal that it determines are not in proper form or to waive minor defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the exchange agent have been corrected. Please return your Election Form/Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the election deadline.

  (A)
  ELECTION OPTIONS:

    Select ONE of the following options:

    1.
    THE ALL CASH ELECTION.

    2.
    THE ALL STOCK ELECTION.

    3.
    THE MIXED ELECTION.

    If you make a Mixed Election, you must specify how many SPS shares you elect to exchange for cash. The remainder of your SPS shares will be exchanged for PCC common stock. You cannot elect to receive a combination of cash and stock for a single share of SPS common stock.

    Please note that if you have the right to receive a fraction of a share of PCC common stock, you will not receive a fractional share of PCC common stock. Instead, you will receive cash in lieu of a fractional share of PCC common stock.

  (B)
  REQUIRED SIGNATURES:

    All individuals listed on the account must sign the Election Form/Letter of Transmittal in order for it to be valid. Please be sure to include your daytime telephone number.

  (C)
  W-9 CERTIFICATION

    You must write your Taxpayer Identification Number (TIN) in the space provided in Part 1 of the Substitute Form W-9.

    If you are a trustee, executor, administrator or someone who is acting on behalf of a shareholder and your name is not printed on the Election Form/Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares of SPS common stock.

  Unless there are special transfer or payment instructions or special delivery instructions, or you are reporting lost, stolen or destroyed certificates, you need not continue to the next section. However, before you mail your Election Form/Letter of Transmittal, make sure you do the following:

  a)
  Verify the election you have chosen;

  b)
  Sign, date and include your daytime phone number;

  c)
  Print your SSN or TIN and sign the W-9 certification; and

  d)
  Include your SPS stock certificate(s), if applicable, along with the Election Form/Letter of Transmittal in the enclosed return envelope.

SECTION 3. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

  If you want your shares of PCC common stock registered in, or your check made payable to, a name or names different from the name(s) printed on the Election Form/Letter of Transmittal, please follow the instructions below.

  First, print the name(s) and address(es) of the person(s) to receive the shares of PCC common stock in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your SPS stock certificate(s), if applicable, and your Election Form/Letter of Transmittal.

  You may be required to provide the exchange agent with additional documents and certifications to satisfy the exchange agent that you are the beneficial owner of the shares of SPS common stock.

  A.
  NAME CHANGE DUE TO MARRIAGE OR TRANSFER OF OWNERSHIP TO ANOTHER INDIVIDUAL:

  1.
  Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

  2.
  Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the Taxpayer TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  B.
  SHAREHOLDER WHOSE NAME IS PRINTED ON THE ELECTION FORM/LETTER OF TRANSMITTAL IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE:

  1.
  Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

  2.
  Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

  3.
  Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  C.
  THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

  1.
  Provide a certified (under raised seal) copy of death certificate.

  2.
  Survivor's signature (signature guarantee is not necessary in this case).

  3.
  Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  D.
  THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR AND ADDING A NAME:

  1.
  Provide a certified (under raised seal) copy of death certificate.

  2.
  Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

  3.
  Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  E.
  THE ACCOUNT IS A CUSTODIAL ACCOUNT AND THE FORMER MINOR HAS REACHED THE LEGAL AGE OF MAJORITY:

  1.
  The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

  2.
  Provide a certified (under raised seal) copy of the birth certificate for the former minor.

    3.
    Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  F.
  YOU WANT TO HAVE THE ACCOUNT REGISTERED IN THE NAME OF A TRUST:

  1.
  Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. The signature of a notary public is not acceptable for this purpose.

  2.
  Provide a copy of the first and last pages of the trust agreement.

  3.
  Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

  If your circumstances differ from those listed above, or if you have any other questions, please contact The Bank of New York at (800) 507-9357 (toll free).

SECTION 4. SPECIAL DELIVERY INSTRUCTIONS

  Complete this area only if you want the stock certificate(s) of PCC common stock and/or check resulting from your election to be delivered to an address other than the one printed in Section 1 of the Election Form/Letter of Transmittal.

  Note: Your address of record will not be affected by completing this Section 4.

SECTION 5. NOTICE OF GUARANTEED DELIVERY

  Complete this area if you are not delivering your stock certificate(s) with the Election Form/Letter of Transmittal and will be completing the enclosed Notice of Guaranteed Delivery. Shareholders whose certificate(s) for shares of SPS common stock are not immediately available or who cannot deliver their certificate(s) for shares of SPS common stock to The Bank of New York on or prior to the Election Deadline or for Book-Entry Confirmation may make an effective election for their SPS common stock by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by The Bank of New York on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered shares of SPS common stock or Book-Entry Confirmations, as the case may be, together with a properly completed and duly executed Election Form/Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Election Form/Letter of Transmittal, must be received by The Bank of New York within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Please read the enclosed Notice of Guaranteed Delivery for more information.

  DELIVERY INSTRUCTIONS
  The Bank of New York

  For information (toll free): (800) 507-9357

By Mail:	By Overnight Courier:	By Hand:
The Bank of New York SPS Technologies Exchange P.O. Box 859208 Braintree, MA 02185-9208	The Bank of New York SPS Technologies Exchange 161 Bay Street Road Braintree, MA 02184	The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window, 1-E New York, NY 10286

By Facsimile Transmission:
(For Eligible Institutions Only)
(781) 380-3388

To Confirm Facsimile Only:
(781) 843-1833, Ext. 200

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the name and SOCIAL SECURITY number of—

1.	An individual's account		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, either person (1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)
5.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

For this type of account:			Give the EMPLOYER IDENTIFICATION number of—

6.	Sole proprietorship or single-owner LLC account		The owner (3)
7.	A valid trust, estate, or pension fund		The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)
8.	Corporation or LLC electing corporate status account		The corporation
9.	Religious, charitable, or educational organization account		The organization
10.	Partnership or multi-member LLC account		The partnership
11.	Association, club, religious, charitable or other tax-exempt organization		The organization
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
  NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you don't have a taxpayer identification ("TIN") number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card at the local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, by calling 1-800-829-3676 or by accessing the internet website of the Internal Revenue Service ("IRS") at www.irs.gov.

Payees Exempt From Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a), or an individual retirement plan.

  •
  The United States, or any subdivision or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

        Other payees that MAY BE exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).

  •
  An entity registered at all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the Treasury regulations under sections 6041, 6041A(a), 6045 and 6050A. (All "section" references herein are to the Internal Revenue Code of 1986, as amended.)

        Privacy Act Notice.—Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish TIN.—If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

Notice of Guaranteed Delivery
of
Shares of Common Stock of

SPS TECHNOLOGIES, INC.

Pursuant to the Election Form/Letter of Transmittal

(Not to be Used for Signature Guarantees)

        This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to guarantee delivery of shares of common stock of SPS Technologies, Inc. ("SPS Shares") pursuant to Section 5 of the related Election Form/Letter of Transmittal, if (i) certificates for SPS Shares are not immediately available, (ii) certificates for SPS Shares cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the election deadline, which is 5:00 p.m., Eastern Time, on December 2, 2003 (the "Election Deadline") or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis.

        This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent.

The Exchange Agent:
The Bank of New York

By Mail:	By Overnight Courier:	By Hand:
The Bank of New York SPS Technologies Exchange P.O. Box 859208 Braintree, MA 02185-9208	The Bank of New York SPS Technologies Exchange 161 Bay Street Road Braintree, MA 02184	The Bank of New York Reorganization Services 101 Barclay Street Receive and Deliver Window, 1-E New York, NY 10286

By Facsimile Transmission:
(For Eligible Institutions Only)
(781) 380-3388

To Confirm Facsimile Only:
(781) 843-1833, Ext. 200

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM/LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION FORM/ LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

        The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Election Form/Letter of Transmittal and related instructions, receipt of which is hereby acknowledged, the number of SPS Shares specified below pursuant to the guaranteed delivery procedure set forth below.

Certificate No(s) (if available):

No. of shares:

If shares will be delivered by book-entry transfer, provide the following information:

The Depositary Trust Company
DTC Account Number:

Date:

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

2

PLEASE SIGN AND COMPLETE

X
X Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

        Must be signed by the owners(s) of the SPS Shares as their name(s) appear(s) on certificates for SPS Shares, or by person(s) authorized to become registered owner(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Exchange Agent, provide proper evidence satisfactory to the Exchange Agent of such person's authority to so act.

Please print name(s) and address(es)

Name(s):

Capacity:
Address(es):

3

GUARANTEED DELIVERY PROCEDURE

        In order for an election to be effective, the Exchange Agent must receive a properly completed Election Form/Letter of Transmittal, accompanied by stock certificates representing SPS Shares currently held by you (or a proper guarantee of delivery, as described below), no later than 5:00 p.m., Eastern Time, on December 2, 2003. Persons whose share certificates are not immediately available also may make an election by completing the Election Form/Letter of Transmittal and submitting it to the Exchange Agent by the Election Deadline, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern Time, on the third New York Stock Exchange trading day after the date of execution of the Notice of Guaranteed Delivery (the "Guaranteed Delivery Deadline")).

        If the Exchange Agent does not receive a properly completed Election Form/Letter of Transmittal accompanied by all share certificates by the Election Deadline (unless an Election Form/Letter of Transmittal and a Notice of Guaranteed Delivery have been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made no election and the type of merger consideration to be received by you will be determined in accordance with the merger agreement.

4

GUARANTEE OF DELIVERY

(Not to be used for signature guarantees)

        The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution" (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the shares surrendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such shares to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in this Notice of Guaranteed Delivery, in either case together with one or more properly completed and duly executed Election Form(s)/Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

        The undersigned acknowledges that it must deliver the Election Form(s)/Letter(s) of Transmittal (or facsimile thereof) and the certificates representing SPS Shares surrendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm	Authorized Signature
Address	Name: (Please Print)
(Include Zip Code)	Title:
Area Code and Telephone Number:	Date:

NOTE: DO NOT SEND CERTIFICATES FOR SPS SHARES WITH THIS FORM. CERTIFICATES FOR SPS SHARES SHOULD BE SENT ONLY WITH YOUR ELECTION FORM/LETTER OF TRANSMITTAL.

5

QuickLinks

  Exhibit 99.2
INSTRUCTION BOOKLET
INSTRUCTIONS FOR COMPLETING THE ELECTION FORM/LETTER OF TRANSMITTAL
PLEASE SIGN AND COMPLETE
GUARANTEED DELIVERY PROCEDURE
GUARANTEE OF DELIVERY (Not to be used for signature guarantees)